
MARTEN
63027
22818
MARTEN
INTERMODAL
53
CONTINUING ON THE PATH OF
EVOLUTION • GROWTH • STABILITY
for over 70 years



Disclosure

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Marten’s reports and filings with the Securities and Exchange Commission.



Marten’s Culture

People Focused on Today’s Accelerated Business Environment

“Managers may believe that industry structures
are ordained by the Good Lord,
but they can – and often do –
change overnight.”

“The Discipline of Innovation”
Harvard Business Review
May–June 1985
By Peter F. Drucker

“Perhaps the greatest challenge business leaders face today is how to stay competitive amid constant turbulence and disruption.”

“Accelerate!”
Harvard Business Review
November 2012
By John P. Kotter
Konosuke Matsushita
Professor of Leadership, Emeritus
Harvard Business School



Marten's Strategic Vision

Transportation Service Solutions for Today and into the Future

- Truckload Business Platform – regional and OTR operating from 15 regional service centers – including a **new dry van operation** in 2016 out of our Kansas City facility– $375.9 million 2016 revenue

- Dedicated Business Platform – customized solutions tailored to individual customers' requirements utilizing refrigerated trailers, dry vans and other specialized equipment – $157.4 million 2016 revenue

- Intermodal Business Platform – refrigerated TOFC with extended dray service from Marten's truck network – $71.5 million 2016 revenue

- Brokerage Business Platform – surge flexibility to service our customer needs beyond Marten's assets – $66.4 million 2016 revenue

- MRTN de Mexico Business Platform – door-to-door Mexican business service with our Mexican partner carriers – $71.9 million 2016 revenue (within truckload and brokerage segments)

A growing business platform network designed to provide the best, most-efficient service for Marten's customers

Marten's Business Platform Network Growth



Marten's unique operation stands out in these excess capacity truckload times

Operating Revenue Growth
(excluding fuel surcharge)
In millions



$640
$590
$540
$490
$440
$390
12%
4%
2014
2015
2016

Diluted EPS Growth



$1.05
$1.00
$0.95
$0.90
$0.85
$0.80
12%*
4%*
2014
2015
2016

*Excluding a gain on disposition of two facilities in 2015



Marten's Vision and Plan – Regional Operating Centers Network

THE FOUNDATION of Marten's service and growth

An $89 million expansion since '09 paid for in challenging times

- All locations acquired, replaced or updated since '09
- Carlisle, Otay Mesa and McAllen only leased facilities
- Only $7.9 million in debt at December 31, 2016



Mondovi, WI Corporate Office
Wilsonville, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Jurupa Valley, CA
Kansas City, KS
Phoenix, AZ
Memphis, TN
Otay Mesa, CA
El Paso, TX
Desoto, TX
Tucker, GA
Laredo, TX
Projected in 2H `17
Tampa, FL
McAllen, TX

Marten's Vision and Plan – Truckload and Dedicated Tractor Growth


Continued Organic Tractor Growth
2,800
2,600
2,400
2,200
2,000
1,800
1,600
7%
15%
2%
Dec. 31, '13
Dec. 31, '14
Dec. 31, '15
Dec. 31, '16

The organic growth of 546 tractors, or 25%, since December 31,'13 is a direct result of our continuing efforts to grow our business platform network and to compensate our drivers for their non-driving time like no other carrier in today's electronic log era. **Marten operates with only experienced drivers.**

Marten's Vision and Plan – 2016 Growth



All Segments Load Growth
700,000
600,000
500,000
400,000
300,000
17%
19%
2014
2015
2016



Truckload and Dedicated Loads/Tractor/Week Growth
4.0
3.8
3.6
3.4
3.2
3.0
3%
12%
2014
2015
2016



Marten's Vision and Plan – Dedicated Growth

Currently the 16th largest dedicated carrier – *Transport Topics Apr. 2016*

Load Growth



300,000
250,000
200,000
150,000
100,000
50,000
0
77%
51%
2014
2015
2016

Revenue Growth
(excluding fuel surcharge)
In millions



$175
$150
$125
$100
$75
$50
$25
$0
89%
37%
2014
2015
2016



Marten's Vision and Plan for Future – TOFC Intermodal Growth

Initiated temperature-controlled TOFC in '05

Marten is the largest truckload intermodal temperature-controlled carrier with BNSF

Expanded intermodal growth with longer drayage supported by Marten's regional business platform

Today competing against unsustainable TL rates

Load Growth



37,000
35,000
33,000
31,000
29,000
27,000
25,000
16%
1%
2014
2015
2016

Revenue Growth
(excluding fuel surcharge)
In millions



$66
$64
$62
$60
$58
$56
$54
$52
14%
- %
2014
2015
2016



Marten's Vision and Plan – Brokerage Growth

Provides capacity to surge and cover all of Marten's customers' freight needs

Tempered '16 growth in present unsustainable rate environment

Load Growth


54,000
47,000
40,000
33,000
26,000
19,000
31%
3%
2014
2015
2016

Revenue Growth
(including fuel surcharge)
In millions


$80
$70
$60
$50
$40
$30
$20
25%
(7%)
2014
2015
2016

Decentralization of brokerage operations for customer capacity solutions



Marten's Vision and Plan – Mexico Growth

Door-to-door cost saving solutions

- Expanded into Western Mexico with Otay Mesa facility in '13
- Moved into new, larger company-owned Laredo facility in '13
- Opened additional entry facility in McAllen, TX in '15
- El Paso, TX facility coming in 2H '17

Load Growth



32,500
30,000
27,500
25,000
22,500
20,000
17,500
15,000
21%
7%
2014
2015
2016

Revenue Growth
(including fuel surcharge)
In millions



$75
$70
$65
$60
$55
$50
$45
$40
14%
4%
2014
2015
2016



Increasing Revenue Equipment Costs

Average Monthly Depreciation


Tractors
$1,600
$1,550
$1,500
$1,450
$1,400
$1,350
$1,300
$1,462
$1,528
$1,570
Dec. '14
Dec. '15
Dec. '16


Trailers
$450
$430
$410
$390
$370
$350
$330
$387
$424
$433
Dec. '14
Dec. '15
Dec. '16

The monthly depreciation of tractors and trailers added in 2016 was 12% and 22% higher than the depreciation of tractors and trailers traded in 2016.

Trailer depreciation cost increases as fleet transitions to new, more-costly CARB refrigeration units.

Tractor disposition headwinds in present depressed used tractor market. Expect gain on disposition of revenue equipment to decrease to approx. $3 million in 2017.

Net Capital Expenditures

In millions



$140
$120
$100
$80
$60
$40
$20
$0
$118.6
$125.0
$97.2
$88.0
2014
2015
2016
2017 Estimate



Marten's Vision and Plan Initiatives

Marten People Drive Our Freight and Cost Efficiencies and Profitable Growth

- People initiate and implement our strategic vision and key strategic initiatives
- "The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them." –Sam Walton
- Marten's culture: visible costs and operating data to improve and add value daily – we track and keep score



Marten's Financial Results

	2016	2015	2014	2013	2012	2011	2010	2009
Operating revenue	$671.1	$665.0	$672.9	$659.2	$638.5	$603.7	$516.9	$505.9
Net income	$33.5	$33.3*	$29.8	$30.1	$27.3	$24.3	$19.7	$16.3
Diluted EPS	$1.02	$0.99*	$0.89	$0.90	$0.82	$0.73	$0.60	$0.49
Diluted EPS growth	3.6%*	11.6%*	(1.1)%	9.9%	12.3%	21.7%	22.4%	-

	Dec. 31, 2016	Dec. 31, 2015
Cash and cash equivalents	$0.5	$0.4
Total assets	$653.7	$631.5
Stockholders' equity	$437.3	$409.4
Long-term debt	$7.9	$37.9

*Excluding a gain on disposition of two facilities in 2015

(All amounts in millions except per share amounts)



Eighth Consecutive Year-Over-Year Increase in Quarterly Operating Income within each of our Dedicated, Intermodal and Brokerage Segments

Dedicated Operating Income
In thousands


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
227%
258%
169%
96%
Q1
Q2
Q3
Q4

Intermodal Operating Income
In thousands


$2,300
$1,800
$1,300
$800
$300
($200)
299%
277%
>100%
89%
Q1
Q2
Q3
Q4

Brokerage Operating Income
In thousands


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
42%
43%
75%
68%
Q1
Q2
Q3
Q4

Key:

2014
2015
2016
% increases are from '14 to '16

Improvement in Marten's Operating Ratio, Net of Fuel Surcharge



94%
93%
92%
91%
90%
89%
88%
87%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
90.4%*
90.6%
2009
2010
2011
2012
2013
2014
2015
2016

Stable margins with rate and cost pressures

*Excluding a gain on disposition of two facilities in 2015

Improvement in Marten's Earnings – Cents Per Diluted Share



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
2009
2010
2011
2012
2013
2014
2015
2016
22%
22%
12%
10%
(1)%
12%*
4%*

*Excluding a gain on disposition of two facilities in 2015

108% increase from 2009 to 2016



"Sufficient urgency around a strategically rational and emotionally exciting opportunity is the bedrock upon which all else is built."

"Accelerate!"
Harvard Business Review
November 2012
By John P. Kotter
Konosuke Matsushita
Professor of Leadership, Emeritus
Harvard Business School

Marten's people have built a strong, growing and increasingly profitable business platform for now and the future based on our truckload, dedicated, intermodal, brokerage and MRTN de Mexico operations in turbulent times, including 2016 with excess truckload capacity and decreasing rates. As we enter a changing regulatory environment which will tighten truckload capacity, we envision a bright, more profitable growth outlook over the next several years.



Truckload Carrier CY'17 EV/EBITDA (Consensus)


12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
4.8x
5.4x
5.7x
5.9x
6.5x
7.1x
8.1x
9.4x
10.2x
CVTI
MRTN
USAK
WERN
CGI
SWFT
HTLD
KNX
JBHT

Source: Company Filings and Factset



Q2 & Q3 Earnings Comparison

Compare these earnings results with the previous slide

"The times they are a changin' … you better start swimmin' or you'll sink like a stone"

Dylan, Bob. *Like a Rolling Stone; Gates of Eden.* Columbia, 1965

Figure 1. Only Two Truckload Companies Managed Earnings Growth in 3Q'16 Results

	Revenue (mil.)			Oper. EPS		
	3Q'15	3Q'16	YoY %	3Q'15	3Q'16	YoY %
MRTN	$171.3	$170.5	(0.5%)	$0.25	$0.26	3.8%
SWFT	1,065.0	1,013.2	(4.9%)	0.33	0.34	1.1%
HTLD	182.5	149.3	(18.2%)	0.17	0.15	(13.0%)
KNX	300.1	280.5	(6.5%)	0.37	0.29	(21.7%)
WERN	534.4	508.7	(4.8%)	0.47	0.20	(56.7%)
CVTI	173.5	164.5	(5.2%)	0.38	0.16	(58.7%)
CGI	266.1	265.0	(0.4%)	0.41	(0.10)	(124.9%)

Note: SWFT results exclude $22 mil. increase in legal reserves. Source: Company documents and Stephens Inc.

Figure 1. 2Q'16 Earnings Results Showed Top and Bottom Line Declines Except for MRTN

	Revenue (mil.)			Oper. EPS		
	2Q'15	2Q'16	YoY %	2Q'15	2Q'16	YoY %
MRTN	$ 163.6	$ 166.1	1.5%	$ 0.25	$ 0.26	5.9%
ODFL	762.2	755.4	(0.9%)	1.00	0.98	(2.2%)
JBHT	1,540.0	1,615.0	4.9%	0.95	0.92	(3.0%)
SWFT	1,059.4	1,011.9	(4.5%)	0.40	0.34	(16.4%)
KNX	301.8	276.3	(8.5%)	0.39	0.31	(20.9%)
HTLD	191.7	160.8	(16.1%)	0.27	0.20	(25.9%)
SAIA	323.5	311.9	(3.6%)	0.75	0.52	(31.1%)
WERN	534.6	498.7	(6.7%)	0.44	0.22	(49.0%)
ARCB	696.1	676.6	(2.8%)	0.75	0.38	(49.2%)
CVTI	175.5	158.8	(9.5%)	0.48	0.20	(58.9%)
USAK	133.6	109.9	(17.7%)	0.26	(0.10)	(139.7%)

Source: Company documents and Stephens Inc.